UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Executive Vice-President and Interim Chief Financial Officer. On February 7, 2018, InfuSystem Holdings, Inc. (the “Company”) announced that its interim chief financial officer, Christopher Downs, has informed the Company of his decision to resign his position with the Company, effective March 31, 2018. Mr. Downs’ resignation does not reflect any dispute or disagreement with the Company, nor does it relate to any issues with respect to the Company’s financial performance.

Mr. Downs has agreed to continue in his position as interim chief financial officer until the end of the current quarter in order to assist the Company with the preparation and reporting of its annual financial statements. Following Mr. Downs’ departure, Trent Smith, CPA, the Company’s executive vice president, corporate controller and chief accounting officer will assume Mr. Downs’ responsibilities as treasurer and principal financial officer. The Company will immediately begin a search for a new chief financial officer.

Item 7.01.	Regulation FD Disclosure.

On February 7, 2018, the Company issued a press release announcing the management changes discussed above. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 – “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of InfuSystem Holdings, Inc. dated February 7, 2018.

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of InfuSystem Holdings, Inc. dated February 7, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Trent N. Smith
Trent N. Smith
Executive Vice-President, Chief Accounting Officer and Corporate Controller

Dated: February 7, 2018